UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) June 15, 2001


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE             1-2207             38-0471180
       -----------------    --------------     --------------
       (State or other      (Commission        (I.R.S. Employer
       jurisdiction of      File No.)          Identification No.)
       incorporation of
       organization)


       280 Park Avenue
       New York, NY                                     10017
       ---------------------------------------     -----------------
       (Address of principal executive office)        (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000



       ---------------------------------------     -----------------
       (Former name or former address,                (Zip Code)
       if changed since last report)




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Item 9.  Regulation FD Disclosure.

      The information in this Report is being furnished, not filed, pursuant to Regulation FD. The information in this Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Report is not intended to, and does not, constitute a determination or admission that the information in this Report is material, or that investors should consider this information before making an investment decision with respect to any security of Triarc Companies, Inc. ("Triarc").

      Triarc and a subsidiary of Cadbury Schweppes, plc ("Cadbury") have completed an election under Section 338(h)(10) of the United States Internal Revenue Code to treat certain portions of the sale of the Snapple Beverage Group as an asset sale in lieu of a stock sale. Triarc received a payment from Cadbury of $200,000,000 plus an additional $8,284,100 of interest for making such an election. Triarc paid approximately $145,000,000 of additional federal and state income taxes, including interest, upon making this election. As of April 1, 2001, reflecting pro forma adjustments for the above payments, Triarc and its subsidiaries would have had approximately $700,000,000 of cash, cash equivalents and investments, of which approximately $30,000,000 of investments are classified as non-current.

      In its Quarterly Report on Form 10-Q for the fiscal quarter ended April 1, 2001, Triarc estimated that it would incur between approximately $165,000,000 and $175,000,000 of income taxes as a result of this election, of which between approximately $140,000,000 and $150,000,000 would be currently payable. Triarc expects to finalize its tax liability with respect to this election in the 3rd quarter of 2001 and believes that any additional taxes that may be currently payable as a result of this election would not exceed expected offsets against taxes otherwise payable in 2001 or refunds of taxes that would be received in 2002. Triarc now estimates that it will report income from discontinued operations of approximately $30,000,000 to $40,000,000, including net interest of approximately $5,000,000, upon realization.

Special Note Regarding Forward-Looking Statements

      The statements in this Report that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of Triarc and its subsidiaries (collectively, "the Company") and statements preceded by, followed by, or that include the words "may", "believes", "expects", "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are based on our expectations and are susceptible to a number of risks, uncertainties and other factors and our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the following:


o     Competition, including product and pricing pressures;
o     Success of operating initiatives;
o     The ability to attract and retain franchisees;
o     Development and operating costs;
o     Advertising and promotional efforts;
o     Brand awareness;
o     The existence or absence of positive or adverse publicity;
o     Market acceptance of new product offerings;
o     New product and concept development by competitors;
o     Changing trends in customer tastes and demographic patterns;
o     Availability,  location and terms of sites for restaurant development by franchisees;
o The ability of franchisees to open new restaurants in accordance with their development commitments, including the ability of franchisees to finance restaurant development;
o     The performance by material  suppliers of their  obligations under their supply agreements with franchisees;
o     Changes in business strategy or development plans;
o     Quality of the Company's and franchisees' management;
o     Availability, terms and deployment of capital;
o     Business  abilities  and  judgment  of the  Company's  and  franchisees'
            personnel;
o     Availability of qualified personnel to the Company and to franchisees;
o     Labor and employee benefit costs;
o     Availability  and cost of raw  materials,  ingredients  and supplies and the potential impact on franchise royalties and franchisees' restaurant level sales that could arise from interruptions in the distribution of supplies of food and other products to franchisees;
o     General  economic,  business and  political  conditions in the countries and territories where franchisees operate;
o Changes in, or failure to comply with, government regulations, including franchising laws, accounting standards, environmental laws and taxation requirements;
o     The costs,  uncertainties and other effects of legal and  administrative proceedings;
o     The impact of general economic conditions on consumer spending; and
o     Other risks and  uncertainties  which are  difficult  or  impossible  to predict accurately and many of which are beyond our control.

      We will not undertake and specifically decline any obligation to publicly release the results of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                          TRIARC COMPANIES, INC.



                                          By:  STUART I. ROSEN
                                               -------------------------
                                               Stuart I. Rosen
                                               Senior Vice President
                                               and Associate General Counsel

Dated: June 15, 2001


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